May 26, 2023 MIAMI--(BUSINESS WIRE)-- Bird Global, Inc. (NYSE: BRDS, “Bird”), a leader in environmentally friendly electric transportation, today announced that it received a notice from the New York Stock Exchange (the “NYSE”) that it is not in compliance with Section 802.01C of the NYSE Listed Company Manual because the Company’s average market capitalization is less than $50 million over a 30 trading-day period. The notice does not result in the immediate delisting of Bird’s Class A common stock from the NYSE. The Company plans to notify the NYSE by July 5, 2023 with a business plan that demonstrates compliance with this continued listing standard within 18 months. The Company’s Class A common stock will continue to be listed and trade on the NYSE during this period, subject to the Company’s compliance with other NYSE continued listing standards. About Bird Bird is an electric vehicle company dedicated to bringing affordable, environmentally friendly transportation solutions such as e-scooters and e-bikes to communities across the world. Founded in 2017 by transportation pioneer Travis VanderZanden, Bird’s cleaner, affordable, and on-demand mobility solutions are available in more than 350 cities, primarily across the United States, Canada, Europe, the Middle East, and Australia. We take a collaborative, community-first approach to micromobility. Bird partners closely with the cities in which it operates to provide a reliable and affordable transportation option for people who live and work there. Forward-Looking Statements This press release contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts may be forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding the timing of the effectiveness of the reverse stock split and our ability to attract new investors. We have based these forward-looking statements largely on our current expectations. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our ability to cure our New York Stock Exchange (“NYSE”) price deficiency and meet the continued listing requirements of the NYSE; risks related to our relatively short operating history and our new and evolving business model, which makes it difficult to evaluate our future prospects, forecast financial results, and assess the risks and challenges we may face; our ability to achieve or maintain profitability in the future; our ability to retain existing riders or add new riders; our Fleet Managers’ ability to maintain vehicle quality or service levels; our ability to evaluate our business and prospects in the new and rapidly changing industry in which we operate; risks related to the impact of poor weather and seasonality on our business; our ability to obtain vehicles that meet our quality specifications in sufficient quantities on commercially reasonable terms; our ability to compete successfully in the highly competitive industries in which we operate; risks related to our substantial indebtedness; our ability to secure additional financing; risks related to the effective operation of mobile operating systems, networks and standards that we do not control; risks related to action by governmental authorities to restrict access to our products and services in their localities; risks related to claims, lawsuits, arbitration proceedings, government investigations and other proceedings to which we are regularly subject; risks related to compliance, market and other risks, including the ongoing conflict between Ukraine and Russia, in relation to any expansion by us into international markets; any continuing impact of the COVID-19 pandemic on our business, financial condition, and results of operations; risks related to the impact of impairment of our long-lived assets and the other important factors discussed in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and described from time to time in our future reports filed with the Securities and Exchange Commission. The forward-looking statements in this press release are based upon information available to us as of the date of this press release and while we believe such information forms a reasonable basis for such statements, these statements are inherently uncertain and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise. View source version on businesswire.com: https://www.businesswire.com/news/home/20230518005745/en/ Investor Contact Investor@bird.co Media Contact Press@bird.co Source: Bird Global, Inc.